PRESS RELEASE

FINJAN HOLDINGS SUBSIDIARY FILES NEW PATENT
INFRINGEMENT LAWSUIT AGAINST SYMANTEC

NEW YORK, July 1, 2014 – Finjan Holdings, Inc. (NASDAQ: FNJN), a technology company committed to enabling innovation through the licensing of its intellectual property, today announced that its subsidiary, Finjan, Inc. (Finjan) has filed a patent infringement lawsuit against Symantec Corporation (Symantec), alleging infringement of Finjan patents relating to endpoint, web, and network security technologies.

The complaint, filed yesterday in the U.S. District Court for the Northern District of California, alleges that Symantec’s products and services infringe upon five of Finjan’s patents.  In the complaint, Finjan is seeking undisclosed damages from Symantec.

“Finjan’s broad patent portfolio covering behavior-based threat detection technology generally deployed across the endpoint, web, and networking markets is the result of years of substantial R&D,” commented Finjan’s President, Phil Hartstein.  “In today’s environment, information security breaches pose significant risks to everyone with potentially crippling results, thereby making proactive detection online security technologies, such as Finjan’s, in high demand if not a necessity.”

“We have had a long standing dispute with Symantec over its unauthorized use of our patented technologies so we are compelled to preserve our valuable rights for our shareholders and our licensees through this enforcement action.  It is Finjan’s intention and desire to resolve this and other similar matters by granting fair and reasonable licenses to those who practice our inventions,” Mr. Hartstein stated.

Recognized internationally as a pioneer and leader in web and network security, Finjan’s decades-long investment in innovation is captured in its patent portfolio, centered around software and hardware technologies capable of proactively detecting previously unknown and emerging threats on a real-time, behavior-based basis.  Finjan has successfully licensed its patents and technology to several major software and technology companies around the world.

ABOUT FINJAN HOLDINGS
Through our subsidiary, Finjan, Inc., we own a portfolio of patents, related to software that proactively detects malicious code and thereby protects end users from identity and data theft, spyware, malware, phishing, trojans and other online threats.  Finjan’s mission is to invest in innovation and encourage the development of core intellectual property.  Founded in 1997, Finjan developed and patented technology that is capable of detecting previously unknown and emerging threats on a real-time, behavior-based, basis, in contrast to signature-based methods of intercepting only known threats to computers, which were standard in the online security industry during the 1990’s.  For more information about Finjan, please visit www.finjan.com.

Follow Finjan Holdings on LinkedIn at www.linkedin.com/company/finjan or on Twitter at www.twitter.com/FinjanHoldings or @FinjanHoldings.

Cautionary Note Regarding Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements include statements regarding our expectations, intentions, beliefs, and projections about our future results, performance, prospects, and opportunities.  These statements can be identified by the fact that they do not relate strictly to historical or current facts or by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “potential,” “should,” “will,” “will be,” “would,” the negative of these terms and similar expressions, but this is not an exclusive way of identifying such statements.  Readers are cautioned that forward-looking statements are not guarantees of future performance.  Our actual results, performance, and achievements may differ materially from those expressed in, or implied by, the forward-looking statements contained in this press release as a result of various risks, uncertainties and other factors.  Important factors that could cause our actual results to differ materially from our expectations include, without limitation, our ability to execute our business plan, the outcome of pending or future enforcement actions, our ability to expand our technology portfolio, the enforceability of our patents, the continued use of our technology in the market, the development of a liquid trading market for our securities, regulatory developments, and other factors described under Item 1A, “Risk Factors,” as set forth in the Company’s Annual Report on form 10-K filed with the SEC on March 14, 2014, and any subsequent quarterly or current reports.

The Company will continue to file annual, quarterly, and current reports, proxy statements and other information with the SEC. Forward-looking statements speak only as of the dates specified in such filings or releases.  Except as expressly required under federal securities laws and the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after any such date, whether as a result of new information or future events or otherwise.  You should not place undue reliance on the forward-looking statements included in this release or that may be made elsewhere from time to time by us, or on our behalf.  All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

Contact
Investor Relations
Friederike Edelmann
Finjan Holdings, Inc.
Telephone: (646) 350-4999
Email: friederike@finjan.com

Media and Press Relations
Katie Hepler
MWW Group
Telephone: (212) 704-9727
Email: khepler@mww.com